                                                                   Exhibit 10.17


                            BASIC LEASE INFORMATION

                                 OFFICE LEASE
                                 ------------

LEASE DATE:                   November 4, 1996

LANDLORD:                     470 Spear Associates,
                              a California limited partnership

ADDRESS OF LANDLORD:          55 Francisco Street, 8th Floor
                              San Francisco, CA 94133

TELEPHONE/FACSIMILE:          (415) 393-8008
                              (415) 393-8098 Fax

TENANT:                       NetSource Communications, Inc.
                              a Delaware corporation

ADDRESS OF TENANT:            444 Spear Street, Suite 200
                              San Francisco, CA  94105

CONTACT:                      Jade Wong, Vice President

TELEPHONE/FACSIMILE:          (415) 243-8080 / (415) 546-5252

BUILDING:                     444 Spear Street

FLOOR:                        Second Floor

SUITES: 201 and 204, ("Initial Premises"), and Suite 200 and 205 ("Additional Premises") to be added effective January 1, 1998. (See Paragraph 33.)

RENTABLE AREA:                Initial Premises:       7,024 rentable square feet
                              Additional Premises:   13,520 rentable square feet

PARAGRAPH (3):                TERM:  Suite 201:  Sixty Three (63) months
                                     Suite 204:  Sixty (60) months
                                     Suite 200:  Forty Eight (48) months
                                     Suite 205:  Forty Eight (48) months
                              (Suites 200 & 205 to terminate contiguous with Suites 201 and 204)

                              COMMENCEMENT DATE:

                              Suite 201:  Thirty (30) days after fully executed
                                      Lease by both parties, or upon occupancy
                                          whichever is sooner.
                              Suite 204:  Ninety (90) days after fully executed
                                      Lease by both parties, or upon occupancy
                                          whichever is sooner.
                              Suite 200: January 1, 1998
                              Suite 205: January 1, 1998


                              EXPIRATION DATE:   Sixty Three (63) months after
                              term Commencement Date for Suite 201.

PARAGRAPH (5):                BASE RENT:

                              Initial Premises: $11,121.33 per month,

                              Additional Premises: $22,048.87 per month

                              based upon $ 19.00 per rentable square
                              foot per year which shall be increased by three percent (3%) annually on the anniversary of the Commencement Date of this Lease. Additional Premises Base Rent is based upon $19.57 per rentable square foot per year as it commences January 1, 1998, ($19.00 x 1.03% = $19.57)

PARAGRAPH (6):                SECURITY DEPOSIT:  $ 22,242.00 to be increased to
                              $44,291.00 effective January 1, 1998.

PARAGRAPH (7):                BASE TAX YEAR:
                                    Initial Premises: 1997
                                    Additional Premises:  1998

                              BASE EXPENSE YEAR:
                                    Initial Premises: 1997
                                    Additional Premises: 1998

PARAGRAPH (7B):               TENANT'S PERCENTAGE SHARE:
                                    13.31%, (Initial Premises)
                                    25.62% (Additional Premises)
                              based on 52,764 square feet of total rentable area of project.

EXHIBITS EXHIBIT A and A-1: SITE PLANS EXHIBIT A-2: FIRST RIGHT SPACE EXHIBIT B: WORK LETTER AGREEMENT EXHIBIT C: COMMENCEMENT DATE
                              EXHIBIT D: RULES AND REGULATIONS

                             OFFICE BUILDING LEASE
                             ---------------------

         1. PARTIES. This Lease, dated, for reference purposes only, November 4, 1996, is made by and between 470 Spear Associates, a California limited partnership (herein called "Landlord") and Netsource Communications, Inc., a Delaware corporation (herein called "Tenant").

         2. PREMISES.

         (a) Demise of Premises. Landlord does hereby lease to Tenant and Tenant
             ------------------
hereby leases from Landlord that certain office space ( the "Premises") indicated on Exhibit "A" attached hereto and incorporated herein by reference, said Premises being agreed, for the purpose of this Lease, to have an area of approximately the number of rentable square feet indicated in the Basic Lease Information and being situated on the floor of that certain building identified in the Basic Lease Information (the "Building").

         (b) Terms and Conditions. Said Lease is subject to the terms, covenants
             --------------------
and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

         3. TERM.

         (a) Initial Term. The term of this Lease shall be for the period
             ------------
indicated in the Basic Lease Information, commencing on the date (the "Commencement Date") which is (i) for Suite 201 the earlier of thirty (30) days from receipt of the fully executed Lease, or the date Tenant takes occupancy of such portion of the Premises, (ii) for Suite 204 the earlier of ninety (90) days from receipt of the fully executed Lease, or the date Tenant takes occupancy of such portion of the Premises, and (iii) for the Additional Premises on January 1, 1998, and ending on the last day of the month in which the end of the Term, as defined in Basic Lease Information for each such portion of the Premises, occurs (the "Expiration Date"). As soon as the Commencement Date is determined, the parties shall execute a memorandum in the form attached hereto as Exhibit "C" (the "Commencement Date Memorandum") setting forth the Commencement Date and the Expiration Date. Failure to execute the Commencement Date Memorandum, however, shall not affect Tenant's or Landlord's obligations hereunder.

         (b) Option Term. Provided that Tenant is not in default under the Lease
             ------------
either at the time of exercise or at the time the Option Term commences, Tenant shall have the option to extend the initial five (5) year term of this Lease for one additional period of five (5) years ("Option Term") on the same terms, covenants and conditions provided in the Lease, except that there shall be no further options to extend, and upon such renewal the Base Rent due hereunder shall be equal to the fair market value of the Premises as reasonably determined by Landlord. Tenant shall exercise said option by giving Landlord written notice ("Option Notice") no less than nine (9) months prior to the expiration of the initial term of this Lease. Landlord shall notify Tenant of the Base Rent for the Premises within thirty (30) days of receipt of the Option Notice from Tenant.

         (c) Failure to Exercise Option. If Tenant shall fail to exercise any
             --------------------------
option herein provided, each option shall terminate, and shall be null and void and of no further force and effect. Tenant's exercise of any option shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise any option herein provided, then immediately upon such termination, the options herein granted to extend the Term, shall simultaneously terminate and become null and void. If Tenant does not timely exercise any option granted herein, Tenant shall promptly, following demand by Landlord, execute, acknowledge and deliver to Landlord a release of option, quitclaim deed, or other such document as may be required or requested by Landlord to verify the termination of each option. Time is of the essence of this provision.

         (d) Appraisal. If the parties are unable to agree on the fair market
             ---------
value of the Premises within sixty (60) days after Tenant provides the Option Notice to Landlord, either party may submit the determination of such fair market value to appraisal, by proceeding as follows:

                  (i) Either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"), which appraiser shall be a member of the American Institute of Real Estate Appraisers and shall have at least five (5) years experience appraising office space located in the vicinity of the Premises. Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the Notifying Party or select a second similarly qualified appraiser by giving written notice of the name, address and qualification of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the Premises are located upon application by either party.

                 (ii) If only one appraiser is selected, that appraiser shall notify the parties in simple letter form of its determination of the fair market value for the Premises within fifteen (15) days following his selection, which appraisal shall be conclusively determinative and binding on the parties as the appraised fair market value.

                (iii) If multiple appraisers are selected, the appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting the appraisers shall attempt to determine the fair market value for the Premises as of the commencement date of the Option Term by the agreement of at least two (2) of the appraisers.

                 (iv) If two (2) or more of the appraisers agree on the fair market value for the Premises at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the fair market value for the Premises, all appraisers shall submit to Landlord and Tenant an independent appraisal of the fair market value for the Premises in simple letter form within twenty (20) days following appointment of the final appraiser. The parties shall then determine the fair market value for the Premises by averaging the appraisals; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

                  (v) The appraisers' determination of fair market value shall be based on rental of space of similar age, construction, size and location as the Premises with the improvements installed therein at Landlord's expense and shall take into account Tenant's obligations to pay additional rent under this Lease.

                 (vi) If only one appraiser is selected, then each party shall pay one-half of the fees and expenses of that appraiser. If three appraisers are selected, each party shall bear the fees and expenses of the appraiser it selects and one-half of the fees and expenses of the third appraiser.

        4.  POSSESSION.

          If the Landlord, for any reason whatsoever, cannot deliver possession of those portions of the said Premises to the Tenant on the respective Commencement Date(s) noted in the Basic Lease Information, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the Expiration Date be extended, but in that event, all rent shall be abated during the period between the Anticipated Commencement Date and the Commencement Date.

        5.  RENT.

          Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises the Base Rent indicated in the Basic Lease Information, on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment, to Landlord, at the address of Landlord indicated in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

        6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Twenty Two Thousand Two Hundred Forty Two Dollars ($22,242.00) (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. An additional Security Deposit of Twenty Two Thousand Forty Nine Dollars ($22,049.00) shall be due and payable no later than January 1, 1998. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Security Deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

        7.  RENT ADJUSTMENTS.

        (a)  Definitions. For the purposes of this Article, the following terms
             -----------
are defined as follows:

        (i)    Base Year.  The calendar year of 1997. (Initial Premises)

        (ii)   Comparison Year.  Each calendar year of the term after the Base
Year.

        (iii) Direct Expense. All direct costs of operation and maintenance as determined by standard accounting practices, which shall include the following costs by way of illustration, but not limitation: real property taxes and assessments; rent taxes, gross receipt taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both); water and sewer charges; insurance premiums; utilities; janitorial services; labor; costs incurred in the management of the Building, if any; air-conditioning and heating; elevator maintenance; supplies; materials; equipment; and tools; including maintenance, costs, and upkeep of all parking and common areas. Direct Expenses shall not include depreciation on the Building of which the Premises are a part, loan payments, or real estate brokers' commissions. Direct Expenses that vary with occupancy and that are attributable to any part of the term in which less than ninety-five percent (95%) of the rentable area of the Building is occupied by tenants will be adjusted by Landlord to the amount that Landlord reasonably believes such Direct Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been so occupied.

        (b) Additional Rent. Tenant shall pay to Landlord as "additional rent"
            ---------------
Tenant's Percentage Share of the amount of any increase in Direct Expenses incurred in any Comparison Year over Direct Expenses incurred in the Base Year. Landlord shall endeavor to give to Tenant on or before the first day of March of each year following the Base Year a statement of the additional rent payable by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require payment of such amount. Upon receipt of the statement, Tenant shall pay in full Tenant's Percentage Share of the total amount of the increase, if any, due for the past year. In addition, unless Landlord reasonably estimates that the amount of any increase in Direct Expenses for the succeeding Comparison Year over the Direct Expenses for the Base Year will differ, an amount equal to any such increase shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If a greater increase in Direct Expenses occurs in the next or any succeeding Comparison Year, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to Tenant's Percentage Share of such total increase in Direct Expenses, less the total of the monthly installments of estimated increases paid in the previous calendar year by Tenant; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the total of the estimated payments of Tenant's Percentage Share of the increase in Direct Expenses is less than the amount owed, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year. If this Lease terminates during a calendar year, the rental adjustment shall be payable for the portion of the calendar year included in the Lease term.

        8.  USE.

        (a) Permitted Use. Tenant shall use the Premises for general office
            -------------
purposes and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.

        (b) Prohibited Uses. Tenant shall not do or permit anything to be done
            ---------------
in or about the Premises, nor bring or keep anything therein, which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

        (c) Hazardous Materials. Tenant shall not bring, store, deposit or use
            -------------------
any Hazardous Material (as defined herein) on or about the Premises or the Building, nor shall Tenant allow or permit its agents, employees, or contractors to bring, store, deposit or use any Hazardous Material on or about the Premises or the Building, except incidental quantities of household chemicals commonly used for office and janitorial purposes. "Hazardous Material" as used herein shall mean any hazardous, toxic or radioactive substance now or hereafter regulated by federal, state or local governmental or other authority, including, but not limited to, any

"hazardous substance" as defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as it may be amended or supplemented, and any crude oil, petroleum product, natural gas product or related materials.

        9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or Building or permit anything to be done in or about the Premises or Building which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated (collectively, "Laws"). Tenant shall, at its sole cost and expense, promptly comply with all Laws, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises or the Building, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Law shall be conclusive of that fact as between the Landlord and Tenant.

        10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements ("Alterations") to or of the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and any Alterations to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures installed at the sole cost and expense of Tenant, shall on the expiration of the term and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any Alterations to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Tenant shall be notified at time of consent that Landlord may require removal of said alteration at Lease expiration. All Alterations to be constructed by Tenant shall be constructed in accordance with all Laws using new materials of good quality, by a licensed contractor approved by Landlord. Tenant shall not commence construction of any Tenant's Alterations until (i) all required governmental approvals and permits have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five days' prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders' risk insurance in an amount reasonably satisfactory to Landlord. Upon the expiration or sooner termination of the Term hereof, Tenant shall, upon written demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any Alterations made by Tenant and designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

        11.  REPAIRS.

        (a) Tenant's Obligation. By taking possession of the Premises, Tenant
            -------------------
shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, and Tenant shall surrender the Premises to Landlord upon the expiration or sooner termination of this Lease in such condition. Except as specifically provided in this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises, the Building or the Building except as specifically herein set forth.

        (b) Landlord's Obligation. Notwithstanding the provisions of Article
            ---------------------
11(a) hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Excpet as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interface with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any Law now or hereafter in effect, except in the instance that Landlord receives notice from Tenant of necessary repairs required by law and Landlord fails to commence said repair within five (5) business days.

        12. LIENS. Tenant shall keep the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated cost of any Alterations made by Tenant in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

        13. ASSIGNMENT AND SUBLETTING. Tenant shall neither voluntarily nor by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any such assignment, or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. An assignment for purposes of this paragraph shall include any sale or transfer, including by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the partnership interest in Tenant, if Tenant is a partnership, in a single transaction or a series of related transactions. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. If Tenant shall assign, sublet or otherwise transfer this Lease or the Premises, or any portion thereof, with Landlord's consent, Tenant shall pay to Landlord as additional rent, as and when received, all amounts received by Tenant from such assignment, subletting or transfer, in excess of the amounts required to be paid by Tenant to Landlord pursuant to this Lease.

        14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from any activity, work, or other thing done, permitted or suffered by Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in or resulting from any such claim or any action or proceeding brought thereon, and, in any case, if any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord. Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property or to the business of Tenant resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Neither Landlord nor its agents shall be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, or any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

        15. WAIVER OF SUBROGATION. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire and other casualty insurance maintained by either of them at any time during the term, insuring or covering the Premises, or any portion thereof, or operations or property contained therein, a waiver of all rights of subrogation which the insurer of one party might otherwise have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorney's fees, resulting from the failure to obtain such waiver.

        16.  LIABILITY AND PROPERTY INSURANCE.

        (a) Required Coverage. Tenant shall, at Tenant's expense, obtain and
            -----------------
keep in force during the term of this Lease the following insurance coverage:
(i) comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The minimum acceptable amount of comprehensive liability insurance is a combined single limit of $1,000,000 for each occurrence of bodily injury liability and/or property damage liability; (ii) "all risk" fire and extended coverage property damage insurance insuring Tenant's personal property in the Premises for the full actual replacement cost thereof; (iii) workers' compensation coverage and any other employee benefit insurance sufficient to comply with all Laws;
(iv) business interruption insurance providing coverage against direct or indirect loss of Tenant's earnings from all causes, including losses attributable to Tenant's inability to use fully or obtain access to the Premises or Building; and (v) with respect to construction of Alterations or the like undertaken by Tenant, contingent liability and broad form builder's risk insurance in an amount reasonably satisfactory to Landlord.

        (b) Terms of Coverage. The limits of said insurance shall not limit the
            -----------------
liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A-7 or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days prior written notice to Landlord. Each policy of insurance required to be carried by Tenant shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insureds.

        17.  SERVICES AND UTILITIES.

        (a) Services and Utilities Provided. So long as Tenant is not in default
            -------------------------------
hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord in its sole discretion, and subject to the Rules and Regulations of the Building, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing, or as a result of the failure or interruption of any utility or other service provided to the Premises for any reason beyond the reasonable control of Landlord, including any failure of telephone cabling or telecommunications facilities. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

        (b) Additional Services. Tenant will not, without written consent of
            -------------------
Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of one hundred twenty (120) volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid by the Tenant and Tenant agrees to pay to Landlord, promptly upon demand therefor, for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer. Tenant shall be billed for consumption of heat and air conditioning after the stated hours or on non-business days at the rate of Twenty Five Dollars ($25.00) per hour, which rate may be adjusted annually to reflect any increase in the actual cost of providing such additional service.

        18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

        19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the Rules and Regulations attached hereto as Exhibit "D" and such other Rules and Regulations as Landlord may from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

        20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in an amount equal to one hundred twenty five percent (125%) of the rent in effect during the last month of the term, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

        21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

        22.  RECONSTRUCTION.

        (a) Insured Damage. In the event the Premises or the Building of which
            --------------
the Premises are a part are damaged by fire or other perils fully covered by the proceeds of fire and extended coverage insurance received by Landlord, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Base Rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

        (b) Uninsured Damage. In the event the Premises or the Building is
            ----------------
damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction is less than ten percent (10%) of the then full replacement cost of the Premises or the Building. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option:
(i) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as provided in this Article; or (ii) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Base Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, and an additional rent, shall be paid up to date of such termination.

        (c) Damage at End of Lease Term. Notwithstanding anything to the
            ---------------------------
contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

        (d) Property of Tenant. Landlord shall not be required to repair any
            ------------------
injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

        (e) Interruption of Use. The Tenant shall not be entitled to any
            -------------------
compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

        23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                (a) The vacating or abandonment of the Premises by Tenant;

                (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period ten days (10) days after rent is due thereof by Tenant to Landlord;

                (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23(b) above, within the time period therefore specified herein, or if no time period is specified, where such failure shall continue for a period of thirty
         (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

                (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

        24. REMEDIES ON DEFAULT. In the event of any default or breach of this Lease by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

        (a) Termination of Lease. Terminate this Lease and all rights of Tenant
            --------------------
hereunder by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of events would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commissions. The "worth at the time of award" for purposes of subsections
(i) and (ii) above is computed by allowing interest at the maximum legal rate, and the "worth at the time of award" for purposes of subsection (iii) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (x) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (y) proceeding under the provisions of the following Article 24(b);

        (b) Continuation of Lease. Maintain Tenant's right to possession, in
            ---------------------
which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder; or

        (c) Remedies Cumulative. Pursue any other remedy now or hereafter
            -------------------
available to Landlord. All rights, options and remedies of Landlord contained in this Lease shall be construed, and held to be, cumulative and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may now or hereafter be provided by law or in equity, whether or not stated in this Lease. No act or omission by any party shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

        25. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

        26. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any; (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed; and (c) setting forth any other matters which Landlord may reasonably request. Any such statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the real property of which the Premises are a part.

        27. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, if any, subject to the monthly rates, Rules and Regulations, and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof. Landlord shall reserve the next three (3) parking spaces which become available in the parking structure for Tenant's use at market rents.

        28.  RELOCATION.  Intentionally omitted.

        29.  AUTHORITY OF PARTIES; LIMITATION OF LIABILITY.

        (a) Corporate Authority. If Tenant is a corporation, each individual
            -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

        (b) Limited Partnership. If the Landlord herein is a limited
            -------------------
partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to Landlord's interest in the Building and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner.

        30. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease except Lalanne Volckmann.

        31. FIRST RIGHT OF OPPORTUNITY. Landlord hereby grants to Tenant a First Right of Opportunity to lease that certain space shown on Exhibit "A-2" (the First Right Space") on the terms contained in this paragraph, subordinate to all currently existing expansion rights on the First Right Space at the time this lease is executed. If the First Right Space shall become available to lease at any time after the Commencement Date of this Lease and before the expiration or sooner termination of the Lease Term, then Landlord shall notify Tenant in writing of the following basic business terms upon which Landlord is willing to lease the First Right Space (collectively referred to herein as the "Basic Business Terms"): (i) the description of the space to be leased; (ii) the term of the lease; (iii) the tenant improvements Landlord is willing to construct, if any, or the contribution Landlord is willing to make to pay for any tenant improvements; (iv) the rent for the initial term or the formula to be used to determine such rent (including the tenant's share of taxes, assessments, operating expenses, insurance costs, and the like); (v) any option or options to extend; and (vi) any other material business term Landlord elects to specify. If Tenant, within ten (10) calendar days after receipt of Landlord's notice, indicates in writing its agreement to lease such space on the Basic Business Terms stated in Landlord's notice, then Landlord shall lease to Tenant and Tenant shall lease from Landlord such space on the terms stated in Landlord's notice and the lease of such space shall be consummated by the preparation and execution of an amendment to this Lease, modified to incorporate the Basic Business Terms set forth in Landlord's notice. If Tenant does not indicate in writing its agreement to lease such space on the terms contained in Landlord's notice within said period of time, then Landlord thereafter shall have the right to lease such space to any third party on terms to be negotiated by Landlord. The provisions of this paragraph shall terminate upon (i) the expiration or earlier termination of the Lease, or (ii) any assignment by Tenant of its interest in this Lease or subletting by Tenant of substantially all of the Leased Premises for substantially all of the remainder of the Lease Term, or
(iii) upon a failure by Tenant to indicate in a timely manner in writing its agreement to lease the First Right Space on the Basic Business Terms stated in Landlord's notice, or (iv) upon a sale or other transfer of fee title to the Building to any party in which neither Landlord nor the partners of Landlord hold an interest.

        32. TENANT IMPROVEMENTS. Landlord shall construct Tenant Improvements in the Premises based upon a mutually agreed upon floor plan in accordance with the attached Exhibit "A" to the Lease and further defined in the Tenant Improvement Workletter, Exhibit "B". All costs and expenses of the Tenant Improvements shall be at the sole cost of the Tenant. The Tenant shall not be charged any construction supervisory or other administrative fees associated with the construction of the Tenant Improvements installed by the Landlord. All telephone and computer cabling shall be installed by and paid for by the Tenant, at its sole cost and expense. In addition, all costs associated with the moving and relocation of the Tenant shall be at Tenant's sole cost and expense.

        33. ADDITIONAL PREMISES. The Tenant currently occupies Suite 200, consisting of 10,520 square feet, under the terms of a Sublease with Lee Pierce, Inc. This Sublease terminates effective December 31, 1997. The Tenant also occupies Suite 205 consisting of 3,000 square feet which is on a separate Lease Agreement with the Landlord and terminates effective December 31, 1997. Effective January 1, 1998, the Initial Premises ( 7,024 square feet) shall be expanded by the addition of the Additional Premises (10,520 square feet plus 3,000 square feet) for a total of 20,544 square feet, the "Revised Premises". If either the Tenant or the Landlord shall negotiate an early termination agreement with Lee Pierce, Inc., then Landlord and Tenant shall enter into an Amendment to Lease to reflect the earlier addition of the Additional Premises to this Lease.

        34.  GENERAL PROVISIONS.

        (a) Plats and Riders. Clauses, plats and riders, if any, signed by the
            ----------------
Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

        (b) Waiver. The waiver by Landlord of any term, covenant or condition
            ------
herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

        (c) Notices. All notices and demands which may or are to be required or
            -------
permitted to be given by either party to the other hereunder shall be in writing. All notices and demands shall be: (i) personally delivered, and considered effective upon receipt, (ii) sent by United States Mail, first class, certified, postage prepaid, addressed as set forth in the Basic Lease Information, or in the case of Tenant, to the Premises, and shall be considered effective three (3) days after mailing; or (iii) sent by facsimile to the number contained in the Basic Lease Information, and shall be considered effective upon confirmation of receipt. Either party may specify a different address for notice purposes by written notice to the other.

        (d) Joint  Obligation.  If there be more than one Tenant the obligations
            -----------------
hereunder imposed upon Tenants shall be joint and several.

        (e) Marginal  Headings.  The marginal headings and titles to the
            ------------------
Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        (f) Time.  Time is of the essence of this Lease and each and all of its
            ----
provisions in which performance is a factor.

        (g) Successors and Assigns. The covenants and conditions herein
            ----------------------
contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

        (h) Recordation. Neither Landlord nor Tenant shall record this Lease or
            -----------
a short form memorandum hereof without the prior written consent of the other party.

        (i) Quiet Possession. Upon Tenant paying the rent reserved hereunder and
            ----------------
observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

        (j) Late Charges. Tenant hereby acknowledges that late payment by Tenant
            ------------
to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount is due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

        (k) Inability to Perform. Except as provided for in Articles 22 and 25
            --------------------
herein, this Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

        (l) Attorneys' Fees. In the event of any action or proceeding brought by
            ----------------
either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

        (m) Sale of Premises by Landlord. In the event of any sale of the
            ----------------------------
Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

        (n) Subordination, Attornment. Upon request of the Landlord, Tenant will
            -------------------------
in writing subordinate its rights hereunder to the lien of any mortgage, deed of trust, ground lease or similar instrument now or hereafter affecting all or any portion of the Building, and upon any buildings hereafter placed upon the Building, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, and, at the election of the purchaser, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

        (o) Mortgagee Modification. Tenant hereby agrees to modify the Lease as
            ----------------------
may reasonably be required from time to time by the holder of a security interest in the Building or any portion thereof, so long as such modification does not materially increase the obligations of Tenant hereunder.

        (p) Default by Landlord. In the event of any default on the part of
            -------------------
Landlord, Tenant shall use reasonable efforts to give notice by registered mail to any holder of a security interest in the Building whose name has been provided to Tenant and shall offer such party a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure.

        (q) Name. Tenant shall not use the name of the Building or of Building
            ----
for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

        (r) Separability. Any provision of this Lease which shall prove to be
            ------------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof of such other provision shall remain in full force and effect.

        (s) Cumulative  Remedies.  No remedy or election hereunder shall be
            --------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

        (t) Choice of Law.  This Lease shall be governed by the laws of the
            -------------
State in which the Premises are located.

(u) Signs and Auctions. Tenant shall not conduct any auction upon the Premises
    -------------------
or Building without Landlord's prior written consent. Landlord hereby grants Tenant permission to install the name "NETSOURCE" on the front of the building, subject to Landlord approval prior to installation, which said approval shall be timely and shall not be unreasonably withheld, and subject to the City of San Francisco permit specifications. Tenant shall at its sole cost and expense be responsible for the permitting, installation, maintenance, and all other sign related issues. Upon termination of this lease, Tenant shall be responsible at its sole cost and expense for the removal of said signage and any repair to the building as a result of said signage.

        (v) Submission of Lease. If this Lease has been filled in, it has been
            -------------------
prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

        (w) Entire Agreement. This Lease contains the entire agreement of the
            ----------------
parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements, understanding or representation pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

IN WITNESS WHEREOF, the parties hereto have executed this Lease intending to be bound as of the last date set forth below.

LANDLORD                                                    TENANT

470 Spear Associates,                           NetSource Communications, Inc.
a California limited partnership                a Delaware corporation

By:     Lalanne Babcock & Brown Company,
        a California limited partnership
        its General Partner

By:     Lalanne Babcock & Brown Company, Inc.
        a California corporation
        Its General Partner

By:     /s/ Robert J. Lalanne                   By: /s/ NetSource Communications, Inc.
        ---------------------------                 ----------------------------------
        Robert J. Lalanne
        Its President

                                   EXHIBIT A

                            DESCRIPTION OF PREMISES

                               INITIAL PREMISES

                              SUITES # 201 & 204

                          7,024 Rentable Square Feet

                                   EXHIBIT B
                                   ---------

                             WORK LETTER AGREEMENT
                             ---------------------

The purpose of this Work Letter Agreement ("Agreement") is to delineate the responsibilities of Landlord and Tenant with respect to the design and construction of the tenant improvements (the "Tenant Improvements") in the Premises. At this time, there are no Tenant Improvements anticipated for this Lease. However, this Work Letter Agreement shall govern all agreed upon future Tenant Improvements. This Agreement is made a part of the Lease by reference and shall be subject to all of the terms and conditions of the Lease.

1.  Description of Work.
    -------------------

     1.1 Tenant Improvements. Landlord shall construct in the Premises the
         -------------------
Tenant Improvements, if any, described in the plans ("Working Drawings"), a copy of which is attached hereto as Exhibit "B-1". In no event shall the Tenant Improvements include the procurement, construction and/or installation of any trade fixtures, equipment, furniture, furnishings, telephone equipment (except for the relocation of the telephone and ethernet wiring) or other personal property (collectively, "Personal Property") to be used in the Premises by Tenant.

     1.2 Tenant's Work. Tenant may require work ("Tenant's Work") that is
         -------------
different from or in addition to the Tenant Improvements, subject to the reasonable approval of Landlord and otherwise in accordance with Paragraph 10 of the Lease. Any and all work other than the Tenant Improvements shall be deemed and construed as Tenant's Work, and Tenant shall pay all costs of performing Tenant's Work at its sole cost and expense. Except as otherwise expressly agreed in writing by Landlord, any changes to the Tenant Improvements requested by Tenant shall be deemed Tenant's Work.

2.  Plans and Specifications.
    ------------------------

     2.1 Approval of Working Drawings.  Working Drawings have been approved by
         ----------------------------
both Landlord and Tenant as attached hereto in Exhibit B-1.

     2.2 Liability for Plan. Approval of the Working Drawings by Landlord shall
         ------------------
not be considered a representation or warranty by or on behalf of Landlord as to the adequacy, efficiency, suitability, fitness or desirability of any space layout or improvements or otherwise constitute an assumption by Landlord of any responsibility for the accuracy or sufficiency thereof.

3. Construction.
   ------------

     3.1 Commencement & Prosecution of Work. Upon execution of the Lease by both
         ----------------------------------
parties, Landlord's contractor ("Contractor") shall be instructed to commence and diligently proceed with the construction of the Tenant Improvements substantially in accordance with the approved Working Drawings.

     3.2 Cost of Tenant Improvements. Tenant shall pay the cost of the Tenant
         ---------------------------
Improvements described in the Working Drawings. The costs of the Tenant Work shall be paid by Tenant promptly upon demand by Landlord for progress payments as they become due to Contractor under its contract with Landlord for Tenant Work. Landlord, at its option, may require Tenant to pay for any necessary up-front expenses of the Tenant Work, which amount shall be paid by Tenant within no more than fifteen (15) days after request therefrom and in any event before Landlord shall be required to commence construction of the Tenant Work.

     3.3 Completion. As used in this Agreement and in the Lease, the substantial
         ----------
completion of the Tenant Improvements and/or the Premises shall mean the substantial completion of the Tenant Improvements in accordance with the approved Working Drawings, as determined by the Contractor. Tenant acknowledges that "punchlist items" may remain to be completed or corrected subsequent to the completion of the Tenant Improvements and/or the Premises.

4.  Changes, Additions or Alterations.
    ---------------------------------

     4.1 Changes Requested by Tenant. Any changes in the Tenant Improvements
         ---------------------------
after approval of the Working Drawings shall be at Tenant's sole cost and expense and shall be subject to Landlord's approval. Tenant shall pay all costs incurred by Landlord in reviewing any requested change, whether such change is approved by Landlord or not. If Landlord approves any such request, Landlord shall notify Tenant of the estimated costs and delay, if any, chargeable to Tenant by reason of such change. Within three (3) days of receipt of such estimated cost, Tenant shall notify Landlord in writing whether Tenant approves such change. If Tenant approves such change, Tenant shall promptly pay Landlord the estimated costs of such change, and the Contractor shall proceed with the change as soon as reasonably practical thereafter. If Tenant does not promptly approve such change and/or pay such estimated cost, Landlord shall be entitled to proceed in accordance with the previously approved Working Drawings.

      4.2 Changes by Landlord. Landlord shall have the right to make such
          -------------------
changes to the approved Working Drawings (or in the Tenant Improvements pursuant thereto), as Landlord may deem reasonably necessary for coordinating and completing the Tenant Improvements or as required by governmental authorities. Tenant agrees and understands that any substitutions, changes or deviations from the approved Working Drawings that may be reasonably necessary during construction of the Premises shall not affect, change or invalidate the Lease, or give rise to any claim by Tenant for any offset, credit, loss, damage or delay, or otherwise. Landlord shall notify Tenant of any such changes.

  5.  Delay; Force Majeure.
      --------------------

     5.1 Tenant Delay. Tenant shall be responsible for and pay any and all costs
         ------------
and expenses incurred by Landlord in connection with any delay ("Tenant Delay") in the commencement or completion of the Tenant Improvements caused by (a) Tenant's failure to approve or disapprove any cost estimates or prices for Tenant Work within the time periods required herein, (b) Tenant's request for materials, finishes, installations or improvements other than building standard,
(c) any changes, additions or alterations requested by or on behalf of Tenant after Landlord's approval of the Working Drawings, (d) Tenant's failure to pay any amount when due hereunder, (e) failure or refusal by Tenant to observe and perform fully and promptly any other provision of this Agreement or the Lease on Tenant's part to be observed or performed, or (f) any other delay of any kind or nature caused by any act or omission of Tenant, or any contractor, agent, servant or employee of Tenant. If there is any Tenant Delay, the Premises shall be deemed completed, and the Commencement Date shall be deemed to occur, on the date the Premises would have been completed but for such Tenant Delay, as determined by the Contractor.

     5.2 Force Majeure. Landlord's obligation to perform the Tenant Improvements
         -------------
shall not require Landlord to incur overtime costs and expenses and shall be subject to delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of material or supplies, Tenant Delay, and to any cause or event beyond Landlord's reasonable control, whether similar or dissimilar to the foregoing and whether or not foreseeable by the parties. Except as otherwise expressly provided in the Lease, failure of Landlord to deliver possession of the Premises with in the time and in the condition provided for in the Lease will not give rise to any claim for damages by Tenant against Landlord or Landlord's contractors, architects, engineers, consultants, employees, attorneys or agents.

6.  Default & Remedies.
    ------------------

     6.1 Failure to Perform. Failure or refusal by Tenant to perform any
         ------------------
obligation on Tenant's part to be performed in accordance with the provisions of this Agreement shall constitute an event of default by Tenant under this Agreement and under Paragraph 23 of the Lease.

     6.2 Remedies. Landlord shall have and be entitled to exercise all rights
         --------
and remedies available to Landlord for default in payment of rent under the Lease if Tenant fails to make any payment required of Tenant in accordance with the provisions of this Agreement. Landlord shall not be obligated to commence or to continue with any of the Tenant Improvements until Landlord receives all payments then due. Landlord shall be entitled to collect from Tenant upon demand all attorneys' fees incurred by Landlord in connection with enforcement of this Agreement. If at any time there is any breach or default by Tenant under this Agreement, Landlord shall have the right, in addition to all other rights and remedies available to Landlord under the Lease or at law or in equity, to terminate the Lease by and upon written notice to Tenant, without any liability to Tenant from liability to Landlord for breach of the Lease or this Agreement.

7. Performance of Tenant's Work. Tenant may, with Landlord's written consent,
   ----------------------------
enter the Premises prior to the Commencement Date solely for the purpose of performing Tenant's Work and installing Tenant's Personal Property as long as such entry will not interfere with the orderly construction and completion of the Tenant Improvements in the Premises. Tenant shall notify Landlord of its desired time(s) of entry and shall submit for Landlord's approval the scope of the work to be performed and the name(s) of the contractor(s) who will perform the same. Tenant hereby indemnifies and agrees to protect, defend and hold harmless, any mortgagee, ground lessor or beneficiary of a mortgage, ground lease or deed of trust related to the Premises or the Building harmless from and against any and all suits, claims, actions, losses, costs or expenses (including claims for worker's compensation) of any nature whatsoever, together with reasonable attorneys' fees for counsel of Landlord's choice, arising out of or in connection with the performance of Tenant's Work or the installation of Tenant's Personal Property (including, but not limited to, claims for breach of warranty, personal injury or property damage) except with respect to injury or damage caused by Landlord's willful or negligent acts or omissions.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement

LANDLORD                                             TENANT

470 Spear Associates                             NetSource Communications, Inc.,
a California limited partnership               a Delaware corporation

By: Lalanne Babcock & Brown Company,
    a California limited partnership
    Its General Partner

By: Lalanne Babcock & Brown Company, Inc.,
    a California corporation
    Its General Partner

By:   J. Volckmann & Associates, Inc.
      a California corporation
      its General Partner

By:  /s/ Robert J. Lalanne                 By: /s/ NetSource Communications, Inc.
     ---------------------------               ----------------------------------
     Robert J. Lalanne
     Its President

                                      -23-

                                   EXHIBIT C
                                   ---------

                         COMMENCEMENT DATE MEMORANDUM
                         ----------------------------

     THIS COMMENCEMENT DATE MEMORANDUM dated, for reference purposes only, as of the ______ day of _________________________, 19__, is made by and between 470
Spear Associates, a California limited partnership ("Landlord") and NetSource Communications, Inc., a Delaware corporation ("Tenant").

RECITALS
--------

A. Landlord is the Landlord and Tenant is the Tenant under that certain Office Lease between them dated, for reference purposes only, as of ________, 1996 (the "Lease"). Unless otherwise defined, capitalized terms used herein shall have the same respective meanings as given them in the Lease.

B. Pursuant to Paragraph 3 of the Lease, the parties desire to confirm certain matters pertaining to the Lease.

AGREEMENT
---------

NOW, THEREFORE, the parties agree as follows:

1. Tenant acknowledges and agrees that the Tenant Improvements have been substantially completed in accordance with the Work Letter and that the Tenant Improvements and the Premises are in good and satisfactory order, condition and repair.

2.  The Commencement Date of the Lease is __________________.

3.  The Expiration Date of the Lease is _____________________.

4. This Memorandum may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first above written.

LANDLORD                                             TENANT

470 Spear Associates                             NetSource Communications, Inc.,
a California limited partnership                 a Delaware corporation

By: Lalanne Babcock & Brown Company,
    a California limited partnership
    Its General Partner

By:  Lalanne Babcock & Brown Company, Inc.,
     a California corporation
     Its General Partner

By: /s/ Robert J. Lalanne                     By: /s/ NetSource Communications, Inc.
    --------------------------                    ----------------------------------
         Robert J. Lalanne
         Its President

                                   EXHIBIT D
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

2. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

3. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

5. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

7. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall repaired at the expense of Tenant.

8. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

9. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

10. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

11. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

12. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

13. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

14. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

15. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

16. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

17. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

18. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

19. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

                                  EXHIBIT A-1

                            DESCRIPTION OF PREMISES

                              ADDITIONAL PREMISES

                              SUITES # 200 & 205

                          13,520 Rentable Square Feet